FIRST AMENDMENT TO CREDIT AGREEMENT


              THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of March 27, 1997, is entered into between SEER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), and
NATIONSBANK, N.A. (the "Bank").

                             BACKGROUND

              A. The Borrower and the Bank heretofore entered into that certain Credit Agreement, dated as of July 15, 1996 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

              B.  The Borrower and the Bank desire to amend the Credit
Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower and the Bank covenant and agree as follows:

      1.  AMENDMENTS.

      (a) The definition of "Existing Credit Agreement" set forth in Article 1 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:
"'Existing Loan Agreement' means that certain Loan
Agreement, dated as of February 24, 1995, between the Borrower and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as amended by that certain First Consolidated Amendment Agreement, dated as of February 22, 1996, between the Borrower and the Bank and that certain Second Consolidated Amendment Agreement, dated as of July 19, 1996, and all references herein to the Existing Loan Agreement shall continue not withstanding the termination of the Existing Loan Agreement."

      (b) The defined term "Incorporated Covenants" is hereby added to Article 1 of the Credit Agreement to read as follows:

    "'Incorporated Covenants' means, collectively,

           (a)  Paragraphs 3(a), 3(b), 3(c), 3(e), 3(f), 3(g), 3(h) and 3(k) of
the Existing Loan Agreement and

           (b) Paragraphs 4(a), 4(c), 4(d), 4(e), and
4(j)(iii) of the Existing Loan Agreement."

           (c)  The definition of "Maturity Date" set forth in Article
1 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                   "'Maturity Date' means (a) June 30, 1998 or (b) the earlier date of termination in whole of the Commitment pursuant to Section 2.6 of 6.2 hereof."

                  (d) Section 5.1 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                   "Section 5.1 Existing Loan Agreement Covenants. Until the Release Date, the Borrower will comply with all of the Incorporated Covenants. For purposes hereof, all of the Incorporated Covenants and all definitions related thereto are hereby reaffirmed and adopted by the Borrower and are incorporated herein, mutatis mutandis. In the event of termination of the Existing Loan Agreement prior to the Release Date, the Borrower covenants and agrees that the Incorporated Covenants shall nevertheless remain in full force and effect and be binding upon the Borrower, and the Borrower shall continue to perform and comply with all of the Incorporated Covenants until the Release Date."

                  (e) Section 6.1(d) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

                  "(d)      INTENTIONALLY OMITTED"

            2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

                  (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (c) the Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

                  (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any partner of the Guarantor) is required for the execution, delivery or performance by the Borrower of this First Amendment or the acknowledgement by the Guarantor of this First Amendment.

            3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of the date first above written, subject to the following:

                  (a) the Bank shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by the Guarantor;

                  (b) the Bank shall have received an amendment fee from the Borrower in the amount of $25,000, paid in immediately available funds; and

                  (c) the Bank shall have received, in form and substance satisfactory to the Bank and its counsel, such other documents, certificates and instruments as the Bank shall require.

            4.  GUARANTOR'S ACKNOWLEDGEMENT.  By signing below, the Guarantor

                  (a) acknowledges this First Amendment,

                  (b) agrees that its obligations in respect of its Guaranty Agreement (i) are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (ii) cover the Commitment as extended by this First Amendment,

                  (c) ratifies and confirms its obligations under its Guaranty Agreement,

                  (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to its obligations under, its Guaranty Agreement, and

                  (e) represents and warrants that no consent or approval of any partner of the Guarantor or any other Person is required for the acknowledgement by the Guarantor of this First Amendment.


            5.  REFERENCE TO THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                  (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

           6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under the Credit Agreement, as hereby amended).

           7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

           8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina and shall be binding upon the Borrower and each Bank and their respective successors and assigns.

           9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

          10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

          11. BANK ACKNOWLEDGEMENT. The Bank acknowledges and consents to the Borrower's execution, delivery and performance of its obligations under that Loan and Security Agreement, Security Agreement in Copyrighted Works and Patent and Trademark Security Agreement, each dated March 28, 1997, with Greyrock Business Credit, a division of NationsCredit Commercial Corporation, and waives any Default or Event of Default under the Credit Agreement or other Loan Documents that might otherwise be occasioned thereby.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK





     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.


                                           SEER TECHNOLOGIES, INC.

                                           By: /s/ Steven Dmiszewicki

                                           Name: Steven Dmiszewicki

                                           Title:  Senior VP and CFO


                                           NATIONSBANK, N.A.

                                           By: /s/Yousuf Omar

                                           Name: Yousuf Omar

                                           Title: Senior VP




ACKNOWLEDGED AND AGREED:

WELSH, CARSON, ANDERSON & STOWE VI, L.P., a Delaware limited partnership

By:  WCAS VI PARTNERS, a Delaware
     limited partnership, General Partner


By:/s/ Anthony de Nicola

      General Partner

Name: Anthony de Nicola